                                  EXHIBIT 10.18

                       EMPLOYMENT TRAINING PANEL AGREEMENT

                               DATED JUNE 22,2000

                       EMPLOYMENT TRAINING PANEL AGREEMENT

                              TERMS AND CONDITIONS

TERM: This training Agreement is entered into by and between the Employment Training Panel ("ETP") and INETVERSITY/NOVAQUEST INFOSYSTEMS ("Contractor"). The term is DECEMBER 1, 1999 through NOVEMBER 30, 2000. The parties intend to utilize public funding to assist the Contractor in conducting a job training project for eligible trainees in accordance with the Training Plan, Exhibit A; Curriculum, Exhibit B; and Budget, Exhibit C (if applicable). Contractor certifies the training funds provided will supplement rather than displace, contractor's ongoing investment in the training of their works. The Contractor has certified to ETP in writing the need for the training.

Payments:

         ETP shall pay Contractor an amount not to exceed $488,255. This amount shall be earned upon the completion of ALL performance requirements within the Agreement term as indicated in paragraph 1, above. ETP shall not pay for partial performance. reimbursement shall be earned for no more than the number of trainees to be retained listed by Job # and only as specified in Exhibit A, Chart 1, Summary (hereafter, Chart 1).

         Reimbursement shall be earned only if 100% of the class/lab training hours are delivered. Each trainee should complete 100% of the class/lab training hours. However, a trainee can qualify for reimbursement if the trainee completes a minimum of 80% of the class/lab training (including qualified make-up training).

         Contractor may invoice ETP as each trainee reaches qualifying benchmarks, and may receive UNEARNED progress payments for cash flow purposes as indicated in Chart 1 summary columns 9 through 13. All progress payments are earned only after the training and employment retention are completed and the Contractor completes all other requirements of this Agreement.

         Contractor shall submit invoices and necessary statistical data to ETP in a form and manner prescribed by ETP. The Contractor may submit a Job # closeout invoice once all trainees in the Job # have completed training, are certified competent if SOST is part of the training plan, and have been hired or retained in the job for the retention period specified herein. The Contractor shall submit the Final Fiscal Invoice to ETP within 30 days after the ending date of the Agreement. Payment of this final invoice shall be contingent upon submittal of applicable reports as described in VI. TRAINING STANDARDS,
                  (F); and, VII. TRAINEE RETENTION REQUIREMENTS, (B).

         TRAINEE AUTHORIZATION: Contractor must submit to ETP, an ETP104 Auth form for each trainee enrolled, providing ETP permission to access trainees' confidential Unemployment Insurance information and employer reported wage data from the Employment Development Department. Contractor is responsible for obtaining trainee signature and Social Security Number on the Number on the ETP104 Auth form. Any funds invoiced and issued for a trainee who does not have a signature and valid SSN on file must be returned to ETP as unearned monies, with any applicable interest.

         N/A

         N/A

         MULTIPLE EMPLOYER AGREEMENT WITH NEW HIRES: Reimbursement shall be earned for New Hires who are placed with ETP eligible employers. Employers must be subject to the restrictions of Title 22, California Code of Regulations, Section 4427.

         MULTIPLE EMPLOYER AGREEMENT WITH RETRAINEES: The Contractor shall be reimbursed for 70% of the cost per trainee specified in Chart 1, Column 7, for retrainees employed by a business that has previously benefited directly or indirectly from ETP funded training. This 30% employer contribution shall be applicable only if the participating employer has benefited from ETP funded training of retrainees, under at least two prior Panel Agreements, in the amount of $250,000 or more at the same facility, and if the business has 101 or more full time employees. the employer's participation in previous ETP funded retraining must have been within five years from the start date of training to the end term date of the previously applicable ETP Agreement. The Contractor must have on file, an approved retraining certification form for each participating employer, prior to the start of training for a company.

                  The Contractor shall be reimbursed for 50% of the per trainee cost specified in Chart 1, column 7 for retrainees employed by a business that has had a substantial contribution applied in a previous Agreement.

         OVERPAYMENT: Reimbursements earned by the Contractor according to the performance specified under the Agreement shall be used to offset any outstanding financial liabilities owed to ETP under previous ETP Agreement(s). This provision shall remain in force until the monies owed to ETP plus interest have been fully repaid.

SUBCONTRACTS: Contractor may subcontract for training or administrative services with the prior approval of ETP. However, no third party relationship is intended or created between any Subcontractor and ETP.

ADMINISTRATION: Training shall be administered and managed by, or under the direct supervision of, the Contractor. Administrative and management functions include, but are not limited to: selecting trainees; providing instructional staff, facilities, materials and equipment needed for instruction; setting up and maintaining record keeping/tracking forms to document the delivery of training including; setting up and maintaining ETP reporting and accounting systems; and maintaining individual trainee files.

Performance:

         1. ETP will provide technical assistance and monitor performance of this Agreement. Contractor shall ensure that ETP or its representative, including the Bureau of State Audits, has the right during normal business hours, to examine, reproduce, monitor and audit accounting source payroll documents, and all other records, books, papers, documents or other evidence directly related to the performance of this Agreement by the Contractor, including any subcontract. Records must be retained within the control of the primary Contractor and available for review at the Contractor's place of business, within the State of California. This right will terminate no sooner than four (4) years from the date of termination of the Agreement or three (3) years from the date of the last payment by ETP to the Contractor, or the date of resolution of appeals, audits, claims, exceptions, or litigation, whichever is later.

         a.       2.    Contractor is on notice that ETP has the option to audit
                  this Agreement at anytime up to 4 years following the end of the term of this Agreement. Audits will be performed in accordance with Government Auditing Standards which include sampling of available records. Contractor may protest findings set forth in ETP audit and will be provided with procedures for filing such protest. Contractor shall maintain and make available all records pursuant to Title 22, California Code of Regulations, Section 4442. Record Keeping.

         Contractor shall submit all information and data required for implementation and performance of the training project in a form and manner prescribed by the Panel throughout the terms of the Agreement.

         ETP shall inform Contractor in writing if performance by contractor is not satisfactory and may, at its discretion, suspend any payment and/or performance, including training, under the Agreement or terminate the Agreement as provided herein.

         ETP may terminate for cause with at least thirty (30) days written notice to the Contractor; except, if ETP has evidence of fraud, it may terminate immediately. The Contractor may terminate at will without any time requirement. Contractor's notice of termination shall be delivered in person or by deposit in the United States mail, addressed to the ETP SIGNATORY of this Agreement and shall be deemed to have been given at the time of personal delivery or on the date of deposit in the U.S. mail as evidenced by the postmark date of the notice.

         If Contractor relocates or consolidates the California facility at which training was provided (or the job for which training was provided) with a facility (or a job) located outside California within three years of the Agreement termination, Contractor shall return, at ETP's discretion, all money earned under this Agreement as provided in Paragraph 2.

         Training, for any trainee, may not exceed eighteen (18) months from the first day of a trainee's training to the trainee's last day of training.

         If literacy training is provided, a signed statement on Contractor's letterhead must be on file with the Contractor certifying that a literacy assessment has been administered and the number of literacy training hours in the Agreement is consistent with the results of the assessment.

UNEARNED FUNDS: Contractor shall return to ETP all unearned monies under this Agreement with statutory interest computed from the first day of the month following the date the funds are received. If the Contractor petitions for bankruptcy, ETP shall be listed and scheduled as a creditor.

INDEMNIFICATION: Contractor shall indemnify, defend, and hold harmless ETP, its officers, agents, and employees from any and all claims and losses accruing or resulting to any and all Contractors, subcontractors, laborers and any other person, firm, or corporation furnishing or supplying work, services, materials, or supplies in connection with the performance of this Agreement, and from any and all claims and losses accruing or resulting to any person, firm, or corporation who may be injured or damaged by Contractor during the term of this Agreement.

GOVERNING RULES: This Agreement shall be governed by the laws of the State of California. Contractor shall comply with all applicable federal, state, and local laws, ordinances, and regulations. Contractor acknowledges it has received a copy of and has reviewed applicable ETP enabling legislation, regulations and the ETP Contractor's Guide.

OTHER FUNDS: Contractor shall notify ETP in writing promptly of other government-funded training program(s) used to support the training under this Agreement. All other funds provided by any governmental entity in whatever form shall be used to reduce the training costs herein. No fee of any kind shall be required of any trainee except as may be provided under law.

PROMOTIONAL MATERIAL: Any material used to promote this training project or the use of the ETP name or logo must be approved by ETP before its use.

NATIONAL LABOR RELATIONS BOARD (NLRB): Pursuant to Public Contract Code Section
         10296, by executing the Agreement, Contractor swears under penalty of perjury that no more than one final unappealable finding of contempt of court by a federal court has been issued against Contractor within the immediately preceding two-year period because of Contractor's failure to comply with an order of a federal court which orders the Contractor to comply with an order of the National Labor Relations Board. ETP may rescind any contract in which the Contractor falsely swears to the truth of the statement required by this section.

AMERICAN'S WITH DISABILITIES ACT: Contractor assures that it shall comply with the Americans With Disabilities Act (ADA) of 1990, (42 U.S.C.1201, ET SEQ.) which prohibits discrimination on the basis of disability, as well as all applicable regulations and guidelines issued pursuant to the ADA.

DRUG FREE WORKPLACE: Contractor certifies under penalty of perjury under the laws of the State of California that the Contractor shall comply with the requirements of the Drug-Free Workplace Act of 1990 (Government Code Section 8350 ET SEQ.) and will provide a drug-free workplace by taking the following actions:

         Publish a statement notifying employees that unlawful manufacture, distribution, dispensation, possession, or use of a controlled substance is prohibited and specifying actions to be taken against employees for violations;

         Establish a Drug-Free Awareness Program to inform employees about all of the following:

                  The dangers of drug abuse in the workplace;

                  The person's or organization's policy of maintaining a drug-free workplace;

                  Any available counseling, rehabilitation and employee assistance programs; and

                  Penalties that may be imposed upon employees for drug abuse violations.

         Every employee who works on the Agreement:

                  Will receive a copy of the company's drug-free policy statement; and

                  will agree to abide by the terms of the company's statement as a condition of employment on the Agreement.

NONDISCRIMINATION: During the performance of this Agreement, Contractor and its subcontractors shall not unlawfully discriminate, harass, or allow harassment against any employee or applicant for employment because of sex, race, color, ancestry, religious creed, national origin, physical disability (including HIV and AIDS), mental disability, medical condition (cancer), age (over 40), marital status, and denial of family care leave. Contractors and subcontractors shall insure that the evaluation and treatment of their employees and applicants for employment are free of such discrimination and harassment. Contractors and subcontractors shall comply with the provisions of the Fair Employment and Housing Act (Government code, Section 12900 ET SEQ.) and the applicable regulations promulgated thereunder (California Code of Regulations, Title 2, Section 7285.0 ET SEQ.) The applicable regulations of the Fair Employment and Housing Commission implementing Government Code, Section 12990 (a-f), set forth in Chapter 5 of Division 4 of Title 2 of the California code of Regulations are incorporated into this Agreement by reference and made a part hereof as if set forth in full. Contractor and its subcontractors shall give written notice of their obligations under this clause to labor organizations with which they have a collective bargaining or other agreement. Contractor shall include the nondiscrimination and compliance provisions of this subparagraph in ALL SUBCONTRACTS to perform work under this Agreement.

All notices/correspondence shall be mailed or faxed to Contractor's Contact
         Representative identified below. A COPY of Notice of Termination shall be sent to contractor's contact Representative (original Notice of Termination sent to Contractor's signatory to this Agreement).

         The Contractor's Contact Representative for this Agreement shall be:

         Workforce Development Director
         iNetVersity/NovaQuest Infosystems
         19951 Mariner Avenue
         Torrance, CA  90503
         Telephone Number:  (310) 921-4138
         Fax:  (310) 370-9629

ENTIRE AGREEMENT: This Agreement shall not be assigned or in any manner transferred to any other party, including a bona fide purchaser for value, without the prior written approval of ETP. This Agreement may be amended in writing by mutual agreement of the parties. This is the entire Agreement between the parties and it supersedes any other understanding or writing made between them related to this matter.


APPROVED FOR ETP                                                       APPROVED FOR CONTRACTOR
----------------                                                       -----------------------

Victoria Bradshaw, Executive Director                                  Noreen Khan, Chief Executive Officer
--------------------------------------------------------------         ------------------------------------------------------
Type Name and Title                                                    Type Name and Title

--------------------------------------------------------------         ------------------------------------------------------
Signature                                              Date            Signature                                      Date

ETP, 1100 J Street, 4th Floor                                          19951 Mariner Avenue
--------------------------------------------------------------         ------------------------------------------------------
Address                                                                Address

Sacramento, California    95814                                        Torrance,  California    90503
--------------------------------------------------------------         ------------------------------------------------------
City          State        Zip                                         City         State        Zip

(916) 327-5640                       (916) 327-5260                    (310) 921-4101                          (310) 370-9629
--------------------------------------------------------------         ------------------------------------------------------
Telephone                            FAX #                             Telephone                               FAX #

=================================================== ================== =================== ================== ===================

                Amount Encumbered                         Item              Chapter             Statute          Fiscal Year
                     $244,128                         5100-001-514             50                1999             1999-2000
                     $244,127                         5100-001-514                               2001             2001-2002
--------------------------------------------------- ------------- ---- ------------------- ------------------ -------------------

                              Fund                                                        Object & Code
----------------------------------------------------------------- ---------------------------------------------------------------

EMPLOYMENT TRAINING PANEL                                         96870-03830-036
                                                                  96872-03930-936
----------------------------------------------------------------- ---------------------------------------------------------------

I hereby certify that budgeted funds are available for the period and purpose of the expenditure stated above.
---------------------------------------------------------------------------------------- ----------------------------------------

Signature of Accounting Officer                                                                           Date



---------------------------------------------------------------------------------------- ----------------------------------------

I hereby certify that the Agreement does not fall within the meaning of Section 10295 of Chapter 2 of Part 2 of Division 2 of the
Public Contract Code of the State of California and pursuant to 58 OPS. Cal ATTY. GEN. 586 is exempt from review or approval of the Department of General Services and the Department of Finance.

---------------------------------------------------------------------------------------- ----------------------------------------

Signature on Behalf of the Agency                                                                         Date



======================================================================================== ========================================

                                                                     ET 000172
                                                         Reference No. 00-0088
                                                                     Exhibit A

                                  TRAINING PLAN

Project Title:                     INetVersity
                  --------------------------------------------------------------

I.       A.       TRAINING PROJECT PROFILE Contractor certifies the following funding criterion applies.

                  1. Projects to promote a healthy labor market in a competitive California economy.

                           [X]     Job creation:  new hire or upgrade.
                           [X]     Retraining workers of companies threatened
                                   by out-of-state competition.
                           [X]     Trainees subject to displacement.
                           [   ]   Employer adapting to a high performance
                                   workplace.
                           [   ]   Employer diversifying goods and/or services.

                  2.       Special Employment Training (SET) Projects.

                           [   ]   1.   Frontline Workers.
                           [   ]   2.   New industries.
                           [   ]   3.   Workers affected by defense industry
                                        cutbacks and military based closures.
                           [   ]   4.   To stabilize employment in fields with
                                        a deficit of trained employees and clear
                                        career advancement opportunities.
                           [   ]   5.   Entrepreneurial training for a small
                                        business owner(s) to enhance the
                                        competitive position of a business
                                        having at least one full-time, but fewer
                                        than 10 full-time employees.
                           [   ]   6.   Individuals with barriers to full-time
                                        employment.

                  3.       Welfare to Work Training Project.

                           [   ]   Trainee is an employed worker who is
                                   receiving CalWORKs benefits or has received
                                   CalWORKs benefits within one year of the commencement of training.

         B.       LEGISLATIVE PRIORITIES

                  [   ]    stimulating exports/imports - U.I. Code,
                           Section 10200(b)(1)
                  [   ]    locating into or expansion within California - U.I.
                           Code, Section 10200(b)(2)
                  [   ]    moving to a high performance workplace - U.I. Code,
                           Section 10200(b)(3)
                  [X]      hiring displaced workers - U.I. Code,
                           Section 10200(b)(4)
                  [   ]    developed jointly by management and workers - U.I.
                           Code, Section 10200(b)(5)
                  [   ]    career ladders - U.I. Code, Section 10200(b)(6)
                  [   ]    promotion of California's manufacturing workforce
                           - U.I. Code, Section 10200(b)(7)

II.      CONTRACTOR PROFILE

         A.       Contractor's Full-Time Employees:           1)  Company Wide
                                                  VARY BY PARTICIPATING EMPLOYER
                                                              2)  In California
                                                  VARY BY PARTICIPATING EMPLOYER

         B.       Subsidiary:      Yes [X]           No [   ]     If "yes,"
                                               parent company:   INETVISIONS.COM

         C.       County(ies) where trainees are to be employed:  VARY BY
                                                          PARTICIPATING EMPLOYER

III.     TRAINEE CRITERIA

         NEW HIRE: A New Hire is a person who, prior to the start of training, is unemployed and:

         1. Has established an Unemployment Insurance (UI) claim in this State and has been determined eligible for UI by the Employment Development Department (EDD); or

         2. Has exhausted UI benefits from this State within the preceding twenty-four (24) months; or

         3. Had received, at the time of hire, a notice of layoff from the prior employer.

         RETRAINEE: A Retrainee is an individual who meets one of the following criteria:

         1. Has been employed full-time by Contractor or a participating employer in California for a minimum of 90 days as of the start date of that individual's training; or

         2. Has been employed full-time by Contractor or a participating employer in California for less than 90 days with their current employer AND had been previously employed for at least an average of 20 hours per week for at least 90 days by an ETP eligible employer(s) during the 180 day period preceding their hire date with their current employer; and the 90 days of prior employment may be non-consecutive and may also be completed with multiple employers; or

3.       Has been employed full-time by Contractor or a participating employer in California for less than 90 days at the start of training and at the time of hire met the following criteria:

                  a. Has established an Unemployment Insurance (UI) claim in this State and has been determined eligible for UI by the Employment Development Department (EDD); or

                  b. Has exhausted UI benefits from this State within the preceding twenty-four (24) months; or

                  c. Had received, at the time of hire, a notice of layoff from the prior employer.

         A Retrainee meeting (1), (2), or (3) above must also meet one of the following:

                  a. The Retrainee is likely to be displaced without the training and, therefore, claiming unemployment insurance benefits because of reductions in overall employment within a business, elimination of the individual's current job, or a substantial change in the skills required to remain employed due to technological change or other factors; or

                  b. The Retrainee needs training in order to facilitate an employer's adaptation to a high performance workplace; or

                  c. The Retrainee needs training to facilitate an employer's diversification of the production of goods or services.

IV.      TRAINEE CERTIFICATION REQUIREMENTS

         NEW HIRE: Contractor shall pre-screen trainees for eligibility and deliver an ETP 104 (Trainee Record), by personal delivery, by mail, or enter information via the Internet, no later than ten (10) working days after the start of training. The notice of layoff must also be forwarded with the ETP 104, if applicable. If Contractor wants a trainee certification prior to the start of training, Contractor must deliver the ETP 104, by personal delivery, by mail, or enter information via the Internet, at least ten (10) days, but no more than ninety (90) days, prior to the commencement of training.

         RETRAINEES (currently employed less than 90 days/with work or UI history): For Internet Online Process Only, Contractor shall enter and submit trainee information on the ETP83, Employment History, via the Internet no later than ten (10) working days after the start of training. If contractor wants a trainee certification prior to the start of training, Contractor must delivery the ETP 104, by personal delivery, by mail, or enter information via the Internet, at least ten
         (10) days, but no more than ninety (90) days, prior to the commencement of training.

V.       TRAINEE ENROLLMENT REQUIREMENTS

         A trainee is eligible to be enrolled at the start of training, but must be enrolled once the number of class/lab hours listed in Chart 1, Column 9 have been completed. To enroll trainees in the training project, the Contractor must deliver a completed ETP 104 (Trainee Record), by personal delivery, by mail, or enter information via the Internet, for an individual trainee within THIRTY (30) days of completion of the required class/lab training hours for enrollment. For on-line enrollments, Contractor must also submit the ETP 104 AUTH (Authorization for On-Line Enrollment) within 30 days of the date that the initial enrollment information was entered, or prior to the first invoice, whichever comes first. A trainee must complete all training and retention prior to subsequent enrollment in same project. A trainee cannot be enrolled in the same job number more than once within the same project. A trainee shall not be enrolled in more than one ETP project at the same time.

         RETRAINEES (employed less than 90 days/with work or UI history): For Scantron Process, Contractor shall deliver to ETP a completed ETP 104 (Trainee Record), by personal delivery, or by mail, for those trainees who had been employed by the current employer at the start of training for less than 90 days and have a previous employment or UI history. The notice of layoff must also be forwarded with the ETP 104, if applicable. For Internet On-Line Process, Contractor should submit, via the Internet, a completed ETP104 (Trainee Record) for those trainees who have been employed by the current employer at the start of training for less than 90 days and have a previous employment or UI history (only after receiving ETP approval for trainees submitted on the ETP 83, Employment History). The notice of layoff must also be forwarded with the ETP 104, if applicable.

IV.      TRAINING STANDARDS

         A. CURRICULUM: Contractor shall provide training pursuant to the curriculum in Exhibit B.

         B. DISTRIBUTION OF TRAINING HOURS: Distribution of training hours between categories of training (i.e. class/lab or SOST) may be changed only by a formal, written Amendment to the Agreement.

         C. TRAINERS: Class/lab and Structured, On-Site (SOST) trainers must be company employees or training vendors who are knowledgeable and competent in the subject matter. ETP makes no claim and has no responsibility pertaining to qualifications of any training vendor or individual providing training. Any trainee who is also a trainer must complete all classroom/lab hours and, when applicable, obtain a SOST competency certification, as required in Exhibit B, Curriculum, for each specific type of training prior to providing the same type of training to others.

         D.       "TRAINING" DEFINITIONS:

                  1. Classroom training is formal instruction provided to a group of individuals, in a classroom setting removed from the trainee's usual work environment, meeting regularly for training in a specific skill under the constant and direct guidance of a qualified trainer.

                  2. Laboratory training is "hands-on" instruction or skill acquisition conducted in a non-productive environment or simulated work setting generally away from the trainee's work station, under the direction of a laboratory trainer that may require the use of specialized equipment or facilities by the trainee. The trainer's time during laboratory training must be dedicated exclusively to the instruction of trainees.

                  3. Structured, On-Site Training (SOST) is supervised training conducted at the worksite for the purpose of transferring and testing skills and knowledge learned in the class/lab training to the worksite. Trainees perform structured tasks/assignments under the direction of a qualified trainer who is on-site and provides face-to-face instruction and coaching, and assesses trainees competencies using the methods referenced in item E.

         E.       STRUCTURED, ON-SITE TRAINING (SOST):  N/A

         F.       SUMMARY REPORT:  N/A

VII.     TRAINEE RETENTION REQUIREMENTS

         A1. FULL-TIME EMPLOYMENT: Employment for each trainee shall be in the occupations listed in Chart 1, Column 2 and shall result in employment customarily considered full-time for the occupation and shall have definite career potential and a substantial likelihood of providing long-term job security. Each trainee must be employed full-time, 35 HOURS/WEEK with the Contractor or participating employer for a period of at least ninety (90) consecutive days immediately following the completion of training. New Hire trainees should be placed in a job within 30 days following completion of the trainee's training. The retention period shall be completed no later than the last day of this Agreement. Wages at the end of the 90-day retention period shall be equal to or greater than the wages listed in Chart 1, Column 14.

         A2. Contractor agrees to comply with rules and regulations governing the ETP, including, but not limited to the following:

                  Contractor shall not place any trainee with a Federal agency for her/his required post-training retention period. Placement with a non-Federal public entity or non-profit organization shall be permitted only where such entity or organization has elected an alternate method of financing its unemployment insurance liability pursuant to Article 5 (commencing with Section 801) or Article 6 (commencing with section 821) of the Unemployment Insurance Code and where placement is limited to new hire trainees who received training as an incidental part of a training project designed to meet the needs of one or more private sector employees.

                  Contractor shall place each trainee who has completed training with a single eligible employer for the entire retention period, pursuant to the ETP statutory requirement stated in Unemployment Insurance Code, Section 10209(f).

                  Contractor may place up to 20 percent of the total new-hires placed and retained in employment under the contract with a public entity or nonprofit organization that has elected an alternate method of financing its liability for unemployment insurance compensation benefits.

                  Contractor may place new hire trainees at and through temporary employment agencies only when all of the following circumstances apply.

                  a. When placements at and through temporary employment agencies do not exceed 10% of the total actual number of new hires placed and retained in employment under the contract; and

                  b. When placements at and through temporary employment agencies are not included in the core group of eligible employers at the time the contract is approved; and

                  c. Where the above two conditions are met, the retention period for placements at temporary employment agencies shall consist of 180 consecutive days before payment is considered earned.

                                                  Chart 1 Summary ET 000172
                                                                  Exhibit A


     Contractor:  iNetVersity/NovaQuest Infosystems

----------------------------------------------------------------------------------- ----------------------------------------------

                                TRAINING DATA                                                   PAYMENT SCHEDULE
----- -------------- ------------------ -------- ------ ----- ----- ------- ------- --------- --------- --------- --------- ------

  1         2                 3            4       5      6     7      8       9       10        11        12        13       14

                                                 *CLS/L                     TOTAL
                                                   ab                        SOST    HRS. TO                       PAY 4    WAGE
                                                 VIDEO-         **   COST   TRAINE   ENROLL/    ***       ***      AFTER    AFTER
                                           NO.   CONF.   CBT   SOST   PER     R      PAY 1     PAY 2     PAY 3       90     RETEN-
JOB #  OCCUPATIONS    TYPE OF TRAINING   RETAIN  HOURS  HOURS HOURS TRAINEE  HRS.    ENROLL    COMPL     HIRED      DAYS    TION
----- -------------- ------------------ -------- ------ ----- ----- ------- ------- --------- --------- --------- --------- ------
       Web Graphics
       Creator,
       Content
       Creator, Web
       Editor,
       Computer
       Programmer,
       Server
       Administrator,
       LAN/WAN
       Administrator,
       Help Desk
       Programmer,
       Technician,
       Network
       Administrator,
       MIS
       Technician,
       and            Multiple Employers
  1    Customer           New Hires               525          525    $8,379            80/   $2,094.75 $2,094.75 $2,094.75  $9.83
       Service         COMPUTER SKILLS    45/     525          525                    $2,094.75

==================================================================================================================================
       Web Graphics
       Creator,
       Content
       Creator, Web
       Editor,
       Computer
       Programmer,
       Server
       Administrator,
       LAN/WAN
       Administrator,
       Help Desk
       Programmer,
       Technician,
       Network
       Administrator,
       MIS
       Technician,    Multiple-Employer
  2    Customer          Retrainees               200          200  $2,780              40/   $1,390.00 $          $695.00   $9.83
       Service         COMPUTER SKILLS    40/     200          200                    $695.00

==================================================================================================================================
      CONTRACT TOTALS
==================================================================================================================================
Program Cost                            $458,375        Total to be            85
                                                         Retained
Substantial
Contribution (   %)          (-)           $0
              ---
Multiple-Empl.
Support (   %)               (+)         $29,880
         ---
SET Trainee Support          (+)           $0
SET Training
Material/Program Dev.        (+)           $0
TOTAL ETP FUNDING                       $488,255
                             (=)
==================================================================================================================================

                                                           Chart 1, Comment Page
                                                                        ET000172
                                                                       Exhibit A

         CONTRACTOR:  INETVERSITY/NOVAQUEST INFOSYSTEMS


--------------- ----------------------- ---------------------- ------------------------- --------------------- -----------------
                                                                                                                  SET Training
 Turnover Rate   % of Mgrs. & Sups. to                          Health Benefits Inc. in                         Material/Program
                       be trainer                                      Wage?              SET Trainee Support     Development
--------------- ----------------------- ---------------------- ------------------------- --------------------- -----------------

     20.0%               0.0%                                            No                      $0.00               $0.00
--------------- ----------------------- ---------------------- ------------------------- --------------------- -----------------


         LOCATION OF TRAINING: Training will be held at the participating employers' worksite or iNetVersity/NovaQuest, during work hours. Some training may be given on Saturday.


         RATIOS: The trainer to trainee ratio will not exceed 1:20 for retrainees and 1:15 for new hires.


         IF HEALTH BENEFITS IS "YES," PLEASE EXPLAIN: Wages will vary by participating employer. Health benefits may be added to the calculation of the trainees wages in order to meet the ETP minimum wage requirement for the county where the participating employer is located.


         OTHER NOTES: Turnover rate shall not exceed 20% annually, unless the participating employer can provide information that the employer has experienced a singular reduction in force or other occurrence which adversely affected the turnover rate in the last calendar year.

                                   CURRICULUM
                       iNETVERSITY INFORMATION TECHNOLOGY
                                     "MENU"
                                   CURRICULUM

HOURS

Class/Lab
Job # 1=525
Job #2=2--

COMPUTER NETWORKING/ENGINEERING
     -   Networking Essentials
     -   MCSE + Internet
     -   Computer Networking Systems
     -   Introduction/Advanced CISCO Router
     -   CISCO Internetwork
     -   Novell (CAN/CNE) Track
     -   Oracle
     -   A+/PC Hardware
     -   Microsoft Operating Systems Administration

INTERNET
     -   Web Development
     -   HTML Scripting/Programming
     -   Effective Web Design Strategies
     -   Site Designing
     -   Introduction to JAVA Script
     -   Web Visual Basic Scripting
     -   Microsoft Internet Development Solutions
     -   Internet Explorer/Frontpage
     -   NetObjects Fusion

SOFTWARE/GRAPHICS APPLICATIONS
     -   Microsoft Operating Systems
     -   Microsoft Office (Word, Excel, Access, Powerpoint, MOUS)
     -   Outlook and Frontpage
     -   PhotoShop 5.5 and QuarkXPress 3.3
     -   Illustrator
     -   Visio 5.0

                  STATE OF CALIFORNIA EMPLOYMENT TRAINING PANEL
                               AGREEMENT AMENDMENT

1.       Contractor:                         iNetVersity/Nova Quest Infosystems

2.       Project Title:                      iNetVersity

3.       Agreement Amount:                   $488,255.00

4.       Agreement Term:                     12/01/99 - 11/30/00

5.       Requested By (Name and Title        F. I. Cajayon, Workforce Development Director
           of Contractor's Representative):
                                             Signature on file                   4/17/00

                                             ---------------------------------------------------------
                                               Signature and Date of Contractor's Representative

5a.      Contact Telephone Number:           (310) 921-4138

6.       ETP Monitor:                        Margarita Paccerelli



===================================================================================================================================
                                                            (ETP USE ONLY)

7.       DATE REQUEST RECEIVED:                      April 17, 2000
8.       REQUEST:                                    Approved:   X    Denied:
9.       MANAGER SIGNATURE/DATE:                     Ron Tagami, Manager

                                                     ---------------------------------------------------------
10.      EFFECTIVE DATE:                             June 22, 2000
===================================================================================================================================

ANY CHANGES IMPLEMENTED PRIOR TO APPROVAL BY THE EMPLOYMENT TRAINING PANEL WILL BE AT THE CONTRACTOR'S RISK. ANY COSTS ATTRIBUTABLE TO THE TRAINING ACTIVITIES, WHICH ARE INCURRED BY YOU, BY YOUR VENDORS, AND/OR BY YOUR SUBCONTRACTORS DURING THIS PERIOD ARE YOUR LIABILITY UNTIL THE AMENDMENT HAS BEEN EXECUTED.


------------------------------------------------------------------- -------------------- ------------------- --------------------
11.      AMENDMENT CHANGE                                                   FROM                  TO              DIFFERENCE
------------------------------------------------------------------- -------------------- ------------------- --------------------

                               PANEL
------------------------------------------------------------------- -------------------- ------------------- --------------------

INCREASE TOTAL AGREEMENT AMOUNT                                      $488,255              $749,575             $261,320
------------------------------------------------------------------- -------------------- ------------------- --------------------

MAXIMUM NUMBER TO BE RETAINED                                        85                    205                  +120
------------------------------------------------------------------- -------------------- ------------------- --------------------

TERM END DATE                                                        11/30/2000            11/30/2001           +12 months
------------------------------------------------------------------- -------------------- ------------------- --------------------

OTHER:
------------------------------------------------------------------- -------------------- ------------------- --------------------


------------------------------------------------------------------- -------------------- ------------------- --------------------

                       DETAIL BY JOB NUMBER                                  FROM                  TO                DIFFERENCE
------------------------------------------------------------------- -------------------- ------------------- --------------------

Job 3 ADD                                                            0                     80                   +80
------------------------------------------------------------------- -------------------- ------------------- --------------------

Job 4 ADD                                                            0                     40                   +40
------------------------------------------------------------------- -------------------- ------------------- --------------------

================================================================================
12.      CHANGES AND JUSTIFICATION FOR EACH CHANGE REQUESTED IN THE AGREEMENT
           AMENDMENT
================================================================================


According to the Contractor's representative, iNetVersity has enrolled 100% of the number they originally contracted to train. The Contractor's representative states there is a continuing demand for Computer Skills training from local employers. They continue to receive requests from employers who participated in Phase I of this agreement as well as requests from new employers who have expressed a need to have employees trained in Computer Skills (see attached 100B). They are unable to meet these requests because they have enrolled the maximum allowable under their current agreement.

To meet the needs of these businesses iNetVersity proposes to train an additional 80 employees in the same 200 hour curricula for retrainees in the original contract. They are also adding a job to train 40 employees in a 70-hour curriculum. This curriculum was added to accommodate employers who have requested the option of a shorter curriculum. This curriculum was designed for employees who have some computer training but are lacking skills necessary to fully perform their job duties.


================================================================================

NOTE: TRAINING FOR ANY TRAINEE MAY NOT EXCEED A PERIOD OF EIGHTEEN (18) MONTHS OVERALL FROM THE FIRST DATE OF A TRAINEE'S TRAINING TO THE LAST DATE OF A TRAINEE'S TRAINING. DATES INCLUDE ANY DOWN TIME, DELAYS, OR BREAKS IN TRAINING CAUSED BY THE CONTRACTOR OR THE INDIVIDUAL TRAINEE INCLUDING BUT NOT LIMITED TO TEMPORARY PLANT CLOSURES, ILLNESS, VACATION, OR ANY OTHER REASON. ALL TRAINING AND THE RETENTION PERIOD MUST BE COMPLETED WITHIN THE TERM OF THE AGREEMENT. REFER TO THE AGREEMENT AND UNEMPLOYMENT INSURANCE CODE SECTION 10205(c).
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                           FOR ETP USE ONLY
                                                Filing instructions for Page Revisions
----------------------------------------------------------------- ------------------------------------------------------------------

                               REMOVE                                                              INSERT
----------------------------------------------------------------- ------------------------------------------------------------------
Exhibit A, Pages 1 thru 8                                         Exhibit A Pages 1 thru 11
----------------------------------------------------------------- ------------------------------------------------------------------

Exhibit B, Page 2                                                 Exhibit B, Page 2
----------------------------------------------------------------- ------------------------------------------------------------------


Except as hereby amended, all terms and conditions of the agreement between ETP and the Contractor remain unchanged and in full force and effect.

IN WITNESS WHEREOF, this amendment has been signed by and on behalf of the parties hereto this day, pursuant to Item 10, page 3 of the Agreement.

                     APPROVED FOR ETP                                                   APPROVED FOR CONTRACTOR
Victoria Bradshaw                                                   Noreen Khan
---------------------------------------------------------           --------------------------------------------------------------
Type Name                                                           Type Name

Executive Director                                                  Chief Executive Officer
---------------------------------------------------------           --------------------------------------------------------------
Title                                                               Title

---------------------------------------------------------           --------------------------------------------------------------
(Signature)                                                         (Signature)

---------------------------------------------------------           --------------------------------------------------------------
(Date)                                                              (Date)



                              FOR ETP/EDD USE ONLY

--------------------------- ------------------------- ------------------------- ------------------------- -------------------------
Amount Encumbered            Item                       Chapter                    Statute                    Fiscal year
+130,660                     5100-001-514               50                         1999                       1999-2000
+130,660                     5100-001-514                                          2001                       2001-2002
----------------------------------------------------- -----------------------------------------------------------------------------

Fund                                                    1 Object & Code
                                                        96870-03930-936
EMPLOYMENT TRAINING PANEL                               96872-03930-936
-----------------------------------------------------------------------------------------------------------------------------------

I hereby certify upon my own personal knowledge that budgeted funds are available for the period and purpose of the expenditure stated above.
-----------------------------------------------------------------------------------------------------------------------------------

Signature of Accounting Officer                                                                               Date

-----------------------------------------------------------------------------------------------------------------------------------

I hereby certify that this agreement does not fall within the means of section
10295 of Chapter 2 of Part 2 of Division 2 of the Public Contract Code of the
State of California and Pursuant to 58 OPS.CAL.ATTY.GEN> 586. is exempt from review or approval of the Department of General Services and the Department of
Finance.
-------------------------------------------------------------------------------------------------------- --------------------------

Signature of Officer Signing on Behalf of the Agency                                                          Date

-------------------------------------------------------------------------------------------------------- --------------------------

                                                                       ET 000172
                                                           Reference No. 00-0088
                                                                       Exhibit A




                                  TRAINING PLAN

Project Title:             iNetVersity

I. A. TRAINING PROJECT PROFILE:  Contractor certifies the following funding criterion applies.

      1. Projects to promote a healthy labor market in a competitive California economy.

          [X]   Job creation:  new hire or upgrade.
          [X]   Retraining workers of companies threatened by out-of-state competition.
          [X]   Trainees subject to displacement.
          [  ]  Employer adapting to a high performance workplace.
          [  ]  Employer diversifying goods and/or services.

      2.  Special Employment Training (SET) Projects.

          [  ]  1.  Frontline Workers.
          [  ]  2.  New industries.
          [  ]  3.  Workers affected by defense industry cutbacks and military base closures.
          [ ] 4. To stabilize employment in fields with a deficit of trained employees And clear career advancement opportunities.
          [ ] 5. Entrepreneurial training for a small business owner(s) to enhance the competitive position of a business having at least one full-time, but fewer than 10 full-time employees.
          [  ]  6.  Individuals with barriers to full-time employment.

      3.  Welfare to Work Training Project.

          [  ]  stimulating exports/imports - U.I. Code, Section 10200(b)(1)
          [  ]  locating into or expansion within California - U.I. Code,
                Section 10200(b)(2)
          [  ]  moving to a high performance workplace - U.I. Code,
                Section 10200(b)(3)
          [X]   hiring displaced workers - U.I. Code, Section 10200(b)(4)
          [  ]  developed jointly by management and workers - U.I. Code,
                Section 10200(b)(5)
          [  ]  career ladders - U.I. Code, Section 10200(b)(6)
          [  ]  promotion of California's manufacturing workforce -
                U.I. Code, Section 10200(b)(7)

II.   CONTRACTOR PROFILE

      A.  Contractor's full-time employees:  1)  Company Wide VARY BY
                                                 PARTICIPATING EMPLOYER

                                             2)  In California VARY BY
                                                 PARTICIPATING EMPLOYER

      B.   SUBSIDIARY:  Yes [X]   No [  ]  If "Yes", parent company:
                                           INETVISIONS.COM

      C.   COUNTY(IES) where trainees are to be employed:
                                                  VARY BY PARTICIPATING EMPLOYER

III.  TRAINEE CRITERIA

      NEW HIRE:  A New Hire is a person who, prior to the start of training, is unemployed and:

      1. Has established an Unemployment Insurance (UI) claim in this State and has been determined eligible for UI by the Employment Development Department (EDD); or

      2. Has exhausted UI benefits from this State within the preceding twenty-four (24) months; or

      3. Had received, at the time of hire, a notice of layoff from the prior employer.

      RETRAINEE:  A Retrainee is an individual who meets one of the following criteria:

      1. Has been employed full-time by Contractor or a participating employer in California for a minimum of 90 days as of the start date of that individual's training; or

      2. Has been employed full-time by Contractor or a participating employer in California for less than 90 days with their current employer AND had been previously employed for at least an average of 20 hours per week for at least 90 days by an ETP eligible employer(s) during the 180 day period preceding their hire date with their current employer; and the 90 days of prior employment may be non-consecutive and may also be completed with multiple employers; or

      3. Has been employed full-time by Contractor or a participating employer in California for less than 90 days at the start of training and at the time of hire met the following criteria:

         a. Has established an Unemployment Insurance (UI) claim in this State and has been determined eligible for UI by the Employment Development Department (EDD); or

         b. Has exhausted UI benefits from this State within the preceding twenty-four (24) months; or

         c. Had received, at the time of hire, a notice of layoff from the prior employer.

         A Retrainee meeting (1), (2) or (3) above must also meet one of the following:

            a. The Retrainee is likely to be displaced without the training and, therefore, claiming unemployment insurance benefits because of reductions in overall employment within a business, elimination of the individual's current job, or a substantial change in the skills required to remain employed due to technological change or other factors; or

            b. The Retrainee needs training in order to facilitate an employer's adaptation to a high performance workplace; or

            c. The Retrainee needs training to facilitate an employer's diversification of the production of goods or services.

IV.   TRAINEE CERTIFICATION REQUIREMENTS

      NEW HIRE: Contractor shall pre-screen trainees for eligibility and deliver an ETP 104 (Trainee Record), by personal delivery, by mail, or enter information via the Internet, no later than ten (10) working days after the start of training. The notice of layoff must also be forwarded with the ETP 104, if applicable. If Contractor wants a trainee certification prior to the start of training, Contractor must deliver the ETP 104, by personal delivery, by mail, or enter information via the Internet, at least ten (10) days, but no more than ninety (90) days, prior to the commencement of training.

      RETRAINEES (currently employed less than 90 days/with work or UI history): For Internet On-line Process Only, Contractor shall enter and submit trainee information on the ETP83, Employment History, via the Internet no later than ten (10) working days after the start of training. If Contractor wants a trainee certification prior to the start of training, Contractor must deliver the ETP 104, by personal delivery, by mail, or enter information via the Internet, at least ten
      (10) days, but no more than ninety (90) days, prior to the commencement of training.

V.    TRAINEE ENROLLMENT REQUIREMENTS

      A trainee is eligible to be enrolled at the start of training, but must be enrolled once the number of class/lab hours listed in Chart 1, Column 9 have been completed. To enroll trainees in the training project, the Contractor must deliver a completed ETP 104 (Trainee Record), by personal delivery, by mail, or enter information via the Internet, for an individual trainee within THIRTY (30) days of completion of the required class/lab training hours for enrollment. For on-line enrollments, Contractor must also submit the ETP 104 AUTH (Authorization for On-Line Enrollment) within 30 days of the date that the initial enrollment information was entered, or prior to the first invoice, whichever comes first. A trainee must complete all training and retention prior to subsequent enrollment in same project.
      A trainee cannot be enrolled in the same job number more than once within the same project. A trainee shall not be enrolled in more than one ETP project at the same time.

      RETRAINEES (employed less than 90 days/with work or UI history): For Scantron Process, contractor shall deliver to ETP a completed ETP 104 (Trainee Record), by personal delivery, or by mail, for those trainees who had been employed by the current employer at the start of training for less than 90 days and have a previous employment or UI history. The notice of layoff must also be forwarded with the ETP 104, if applicable. For Internet On-line Process, Contractor should submit, via the Internet, a completed ETP104 (Trainee Record) for those trainees who have been employed by the current employer at the start of training for less than 90 days and have a previous employment or UI history (only after receiving ETP approval for trainees submitted on the ETP 83, Employment History). The notice of layoff must also be forwarded with the ETP 104, if applicable.

IV.   TRAINING STANDARDS

      A. CURRICULUM: Contractor shall provide training pursuant to the curriculum in Exhibit B.

      B. DISTRIBUTION OF TRAINING HOURS: Distribution of training hours between categories of training (i.e. class/lab or SOST) may be changed only by a formal, written Amendment to the Agreement.

      C. TRAINERS: Class/lab and Structured, On-Site (SOST) trainers must be company employees or training vendors who are knowledgeable and competent in the subject matter. ETP makes no claim and has no responsibility pertaining to qualifications of any training vendor or individual providing training. Any trainee who is also a trainer must complete all classroom/lab hours and, when applicable, obtain a SOST competency certification, as required in Exhibit B, Curriculum, for each specific type of training prior to providing the same type of training to others.

      D. "TRAINING" DEFINITIONS;

         1. Classroom training is formal instruction provided to a group of individuals, in a classroom setting removed from the trainee's usual work environment, meeting regularly for training in a specific skill under the constant and direct guidance of a qualified trainer.

         2. Laboratory training is "hands-on" instruction or skill acquisition conducted in a non-productive environment or simulated work setting generally away from the trainee's work station, under the direction of a laboratory trainer that may require the use of specialized equipment or facilities by the trainee. The trainer's time during the laboratory training must be dedicated exclusively to the instruction of trainees.

         3. Structured, On-Site Training (SOST) is supervised training conducted at the worksite for the purpose of transferring and testing skills and knowledge learned in the class/lab training to the worksite. Trainees perform structured tasks/assignments under the direction of a qualified trainer who is on-site and provides face-to-face instruction and coaching, and assesses trainees competencies using the methods referenced in item E. STRUCTURED, ON-SITE TRAINING,
            (3).

      E.  STRUCTURED, ON-SITE TRAINING (SOST): N/A

      F.  SUMMARY REPORT:  N/A

VII.  TRAINEE RETENTION REQUIREMENTS

      A1. FULL-TIME EMPLOYMENT: Employment for each trainee shall be in the occupations listed in Chart 1, Column 2 and shall result in employment customarily considered full-time for the occupation and shall have definite career potential and a substantial likelihood of providing long-term job security. Each trainee must be employed full-time, (35 HOURS/WEEK) with the Contractor or participating employer for a period of at least ninety (90) consecutive days immediately following the completion of training. New Hire trainees should be placed in a job within 30 days following completion of the trainee's training.
          The retention period shall be completed no later than the last day of this Agreement. Wages at the end of the 90-day retention period shall be equal to or greater than the wages listed in Chart 1, Column 14.


      A2. Contractor agrees to comply with rules and regulations governing the ETP, including, but not limited to the following:

          Contractor shall not place any trainee with a Federal agency for her/his required post-training retention period. Placement with a non-Federal public entity or non-profit organization shall be permitted only where such entity or organization has elected an alternate method of financing its unemployment insurance liability pursuant to Article 5 (commencing with Section 801) or Article 6 (commencing with Section 821) of the Unemployment Insurance Code and where placement is limited to new hire trainees who received training as an incidental part of a training project designed to meet the needs of one or more private sector employees.

          Contractor shall place each trainee who has completed training with a single eligible employer for the entire retention period, pursuant to the ETP statutory requirement stated in Unemployment Insurance Code, Section 10209(f).

          Contractor may place up to 20 percent of the total new-hires placed and retained in employment under the contract with a public entity or nonprofit organization that has elected an alternate method of financing its liability for unemployment insurance compensation benefits.

          Contractor may place new hire trainees at and through temporary employment agencies only when all of the following circumstances apply:

          a. When placements at and through temporary employment agencies do not exceed 10% of the total actual number of new hires placed and retained in employment under the contract; and

          b. When placements at and through temporary employment agencies are not included in the core group of eligible employers at the time the contract is approved; and

          c. Where the above two conditions are met, the retention period for placements at temporary employment agencies shall consist of 180 consecutive days before payment is considered earned.

iNetVersity/Nova Quest Infosystems

                                                          Chart 1, Comment Page
                                                                       ET000172
                                                                      Exhibit A

--------------------------------------------------------------------------------------------------------

                                             TRAINING DATA
----- ------------------------- ------------------ ------ ---------- --------- ----- ---------- -------

  1              2                       3           4        5         6       7        8         9
                                                                                                 TOTAL
                                                           *CLS/LAB             **     COST      SOST
                                                    NO.   VIDEO-CONF.   CBT    SOST    PER      TRAINER
JOB #       OCCUPATIONS          TYPE OF TRAINING  RETAIN    HOURS     HOURS   HOURS  TRAINEE    HRS.
----- ------------------------- ------------------ ------ ---------- --------- ----- ---------- -------

      Web Graphics Creator,
      Content Creator, Web
      Editor, Computer
      Programmer, Server
      Administrator,
      LAN/WAN
      Administrator, Help
      Desk Programmer,
      Technician, Network
      Administrator,            Multiple Employers
      MIS Technician, and            New Hires               525               525    $8,379
  1   Customer Service            COMPUTER SKILLS   45/      525               525
===== ========================= ================== ====== ========== ========= ===== ========== =======
      Web Graphics Creator,
      Content Creator, Web
      Editor, Computer
      Programmer, Server
      Administrator,
      LAN/WAN
      Administrator, Help
      Desk Programmer,
      Technician, Network
      Administrator,             Multiple-Employer
      MIS Technician,               Retrainees               200               200   $2,780
  2   Customer Service            COMPUTER SKILLS   40/      200               200
===== ========================= ================== ====== ========== ========= ===== ========== =======


--------------------------------------------------

               PAYMENT SCHEDULE
--------- ------------------- --------- ----------
   10        11       12         13        14
HRS. TO
ENROLL/PAY   ***      ***      PAY 4      WAGE
   1        PAY 2    PAY 3    AFTER 90    AFTER
 ENROLL     COMPL    HIRED      DAYS    RETENTION
--------- ------------------- --------- ----------










  80/      $2,094.75 $2,094.75 $2,094.75   $9.83
$2,094.75
========= ========= ========= ========= =========










  40/     $1,390.00  $         $695.00     $9.83
$695.00
========= =========  ======== ========= ==========


----------------------------------------------------------------------------------------------------

                                        TRAINING DATA
------ ------------------------- ----------------- ------- ---------- ------ ----- -------- --------

  1               2                      3            4        5         6     7       8       9
                                                                                            TOTAL
                                                           *CLS/LAB  .        **     COST    SOST
                                                      NO.  VIDEO-CONF  CBT    SOST    PER   TRAINER
JOB #        OCCUPATIONS         TYPE OF TRAINING   RETAIN   HOURS     HOURS HOURS  TRAINEE  HRS.
====== ========================= ================= ======= ========== ====== ===== ======== ========

       PHASE II Web
       Graphics Creator,
       Content
       Creator, Web Editor,
       Computer Programmer,
       Server Administrator,
       LAN/WAN
       Administrator, Help Desk
       Programmer, Technician,
       Network Administrator,    Multiple-Employer
       MIS Technician,              Retrainees        20/     200            200
  3    Customer Service           CUSTOMER SKILLS             200            200   $2,780
====== ========================= ================= ======= ========== ====== ===== ======== ========
       PHASE II Web
       Graphics Creator,
       Content
       Creator, Web Editor,
       Computer Programmer,
       Server Administrator,
       LAN/WAN
       Administrator, Help Desk
       Programmer, Technician,
       Network Administrator,    Multiple-Employer                           200   $2,780
       MIS Technician,              Retrainees        60/     200
  4    Customer Service           CUSTOMER SKILLS             200            200
====== ========================= ================= ======= ========== ====== ===== ======== ========


-------------------------------------------------

              PAYMENT SCHEDULE
--------- ---------- ------- -------- ----------

    10        11       12       13        14
HRS. TO
ENROLL/PAY   ***      ***     PAY 4     WAGE
    1        PAY 2    PAY 3  AFTER 90   AFTER
  ENROLL     COMPL    HIRED    DAYS   RETENTION
========= ========== ======= ======== ==========









  40/      $1,390.00  $        $695.00    $10.44
$695.00
========= ========== ======= ======== ==========










  40/     $1,390.00  $        $695.00    $12.00
$695.00
========= ========== ======= ======== ==========



----------------------------------------------------------------------------------------------------------

                                              TRAINING DATA
---------------------------------------------------------------------------------------------------------

  1              2                      3                 4        5         6      7      8         9
                                                                                                   TOTAL
                                                               *CLS/LAB  .          **   COST      SOST
                                                         NO.   VIDEO-CONF   CBT    SOST   PER     TRAINER
JOB #       OCCUPATIONS         TYPE OF TRAINING        RETAIN   HOURS     HOURS   HOURS TRAINEE    HRS.
===== ========================= ====================== ======= ========== ====== ======= ======== ========

      PHASE II Web
      Graphics Creator,
      Content
      Creator, Web Editor,
      Computer Programmer,
      Server Administrator,
      LAN/WAN
      Administrator, Help Desk
      Programmer, Technician,
      Network Administrator,    Multiple-Employer
      MIS Technician,              Retrainees            10/    70                70     $973
  3   Customer Service           CUSTOMER SKILLS
===== ========================= ====================== ======= ========== ====== ======= ======== ========
      PHASE II Web
      Graphics Creator,
      Content
      Creator, Web Editor,
      Computer Programmer,
      Server Administrator,
      LAN/WAN
      Administrator, Help Desk
      Programmer, Technician,
      Network Administrator,    Multiple-Employer
      MIS Technician,              Retrainees            30/    70                70
  4   Customer Service           CUSTOMER SKILLS                 2                       $973
===== ========================= ====================== ======= ========== ====== ======= ======== ========



-------------------------------------------------

              PAYMENT SCHEDULE
-------------------------------------------------

   10       11       12         13        14
HRS. TO
ENROLL/PAY  ***      ***      PAY 4      WAGE
   1       PAY 2    PAY 3    AFTER 90    AFTER
  ENROLL   COMPL    HIRED      DAYS    RETENTION
========= ======== ======== ========= ===========









  14/      $486.50   $      $243.25    $10.44
$243.25
========= ======== ======== ========= ==========










  14/      $486.50   $      $243.25    $12.00
$243.25
========= ======== ======== ========= ==========



---------------------------------------------------------------------------------------------------------

                                              TRAINING DATA
---------------------------------------------------------------------------------------------------------

  1              2                      3                 4        5         6      7      8         9
                                                                                                   TOTAL
                                                               *CLS/LAB  .          **   COST      SOST
                                                         NO.   VIDEO-CONF   CBT    SOST   PER     TRAINER
JOB #       OCCUPATIONS         TYPE OF TRAINING        RETAIN   HOURS     HOURS   HOURS TRAINEE    HRS.
===== ========================= ====================== ======= ========== ====== ======= ======== =======
---------------------------------------------------------------------------------------------------------



-------------------------------------------------

              PAYMENT SCHEDULE
-------------------------------------------------

   10       11       12         13        14
HRS. TO
ENROLL/PAY  ***      ***      PAY 4      WAGE
   1       PAY 2    PAY 3    AFTER 90    AFTER
  ENROLL   COMPL    HIRED      DAYS    RETENTION
========= ======== ======== ========= ===========
-------------------------------------------------



                      CONTRACT TOTALS

Program Cost                                                   $702,775      Total to be Retained    205
Substantial Contribution (     %)                (-)                 $0
                          -----
Multiple-Empl. Support   (     %)                (+)            $46,800
                          -----
SET Trainee Support                              (+)                 $0
SET Training Material/Program Devel.             (+)                 $0
TOTAL ETP Funding                                (=)           $749,575


           CONTRACTOR:  iNETVERSITY/NOVAQUEST INFOSYSTEMS


----------------------- ------------------------- ----------------------- ------------------------
TURNOVER RATE           % OF MGRS. & SUPS. TO BE                          HEALTH BENEFITS INC. IN
                        TRAINED                                           WAGE?
----------------------- ------------------------- ----------------------- ------------------------

      20.0%                      0.0%                                            Yes
----------------------- ------------------------- ----------------------- ------------------------




-------------------- -----------------------------
SET TRAINEE SUPPORT  SET TRAINING
                     MATERIAL/PROGRAM DEVELOPMENT
-------------------- -----------------------------

     $0.00                    $0.00
-------------------- -----------------------------




   LOCATION OF TRAINING: Training will be held at the participating employers' worksite or iNetVersity/NovaQuest, during work hours. Some training may be given on Saturday.

   RATIOS: The trainer to trainee ratio will not exceed 1:20 for retrainees and 1:15 for new hires.

   IF HEALTH BENEFITS IS "YES", PLEASE EXPLAIN: Wages will vary by participating employer. Health benefits may be added to the calculation of the trainees' wages in order to meet the ETP minimum wage requirement for the county where the participating employer is located.

   OTHER NOTES: Turnover rate shall not exceed 20% annually, unless the participating employer can provide information that the employer has experienced a singular reduction in force or other occurrence which adversely affected the turnover rate in the last calendar year.

   PHASE #2 TRAINEES, JOBS 3 & 4, SHALL NOT BEGIN TRAINING PRIOR TO

   ___________________________.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                          CURRICULUM


           HOURS

           Class/Lab
           Job #1 = 525
           Jobs 2 & 3 = 200
           Job #4 - 70

           COMPUTER NETWORKING/ENGINEERING
               -   Networking Essentials
               -   MCSE/MCSD Tracks
               -   MCSE + Internet
               -   Computer Networking Systems
               -   Introduction/Advanced CISCO Router
               -   CISCO Internetwork
               -   Novell (CAN/CNE) Track
               -   Oracle
               -   A+/PC Hardware
               -   Microsoft Operating Systems Administration

         INTERNET
               -   Web Development
               -   HTML Scripting/Programming
               -   Effective Web Design Strategies
               -   Site Designing
               -   Introduction to JAVA Script
               -   Web Visual Basic Scripting
               -   Microsoft Internet Development Solutions
               -   Internet Explorer/Frontpage
               -   NetObjects Fusion

         SOFTWARE/GRAPHICS APPLICATIONS
               -   Microsoft Operating Systems
               -   Microsoft Office (Word, Excel, Access, Powerpoint, MOUS)
               -   Outlook and Frontpage
               -   PhotoShop 5.5 and QuarkXPress 3.3
               -   Illustrator
               -   Visio 5.0